UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2013

Yinfu Gold Corporation

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-152242	20-8531222
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Room 2611, Langham Place Office Tower, 8 Argyle St., Mongkok, Kowloon, Hong Kong

 (Address of Principal Executive Offices) (Zip Code)

 852 2251 1695

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective April 17, 2013, Yinfu Gold Corporation (the “Company has appointed three additional directors to the Company. They join Mr. Tsap Wai Ping (Tommy Tsap) who has served as the sole director and as president since June 6, 2012.

Hu Qinjian, Director. BA Degree from Fujian University, 1982.

From February 1982 to June 1991 he was an Education Department inspector at East China University and from June 1994 to June 2002 he served as Headmaster at a Jujian high school. From March 2007 to March 2013 he was Senior Adviser at Shenzhen Tongying Fund Management Limited, a private company. From August 2010 to the present he has been a Marketing director at the Hanhong Private Equity Fund Management Limited. Since February 2011 he has served as chairman to two private companies: Guolong Investment Management (Jiangsu) Limited and Tengxian Fuyi Renewable Resources Recycle Limited, Guangxi.

Tang Wenbo, Director. BA Degree, Department of Mechanical & Electrical Engineering, Southwest Jiaotong University, 2001.

From February 2002 to June 2003 he served as a Senior Professional Manager of Wenzhou University. From July 2003 to September 2004 he worked as a Marketing Supervisor at Hanhong Private Equity Fund Management Limited. From October 2005 to April 2011 he served as a General Agent of China Region of CQG Futures Limited. From April 2011 to the present he has served as the General Manager of Guolong Investment Management (Jiangsu) Limited and from May 2011 to the present, he has also been the General Manager of Tengxian Fuyi Renewable Resources Recycle Limited. All the companies are private firms.

Doctor Lai Qionglin, Director. BA Degree) Chemical Industry Department in Xiangtan University, majored in Environmental Protection of Chemical Industry, 1988. Masters Degree, Metallurgy, Central South University, majored in Nonferrous metallurgy; 1996. Doctorate Degree in Chemistry and Chemical Industry, Hunan University, majored in Hylology, 2002.

From June 1988 to September 1999 he worked as an Engineer in the Metallurgy Department of the Changsha Mining and Metallurgy Research Institute. He returned to the Metallurgy Department of the Changsha Mining and Metallurgy Research Institute in December 2002 and worked as Engineer until December 2003. From December 2003 to the present he has served as Director and Deputy General Manager of Dai Hongming Precious Metal Co., Ltd. in Zhaoqing City, Guangdong Province, China.

Item 9.01	Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2013

YINFU GOLD CORPORATION

/s/ Tsap Wai Ping
Tsap Wai Ping
President, Chief Executive Officer, Director